UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 3, 2026

Lyft, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38846	20-8809830
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
185 Berry Street, Suite 400
San Francisco, California 94107
(Address of principal executive offices, including zip code)
(844) 250-2773
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value of $0.00001 per share	LYFT	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 3, 2026, stockholders of Lyft, Inc. (the “Company”) approved amendments to the Company’s Restated Certificate of Incorporation as described in Proposal 5 and Proposal 6 in Item 5.07 below (the “Charter Amendments”) and in the Company’s definitive proxy statement for its annual meeting of stockholders filed with the Securities and Exchange Commission on April 10, 2026. On June 3, 2026, in order to effect the Charter Amendments, the Company filed an Amended and Restated Certificate of Incorporation (as so amended and restated, the “Amended Charter”) with the Secretary of State of the State of Delaware, which became effective upon its filing.

The full text of the Amended Charter is attached as Exhibit 3.1 to this Form 8-K and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 3, 2026, the Company held its annual meeting of stockholders (the “Meeting”). The stockholders of the Company voted on the following six proposals at the Meeting, each of which is more fully described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 10, 2026:

1.To elect three Class I directors to serve until the 2029 annual meeting of stockholders and until their successors are duly elected and qualified;

2.To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2026;

3.To approve, on an advisory basis, the compensation of the Company’s named executive officers;

4.To approve, on an advisory basis, the frequency of future stockholder advisory votes on the compensation of the Company’s named executive officers;

5.To approve an amendment to the Company’s Restated Certificate of Incorporation to remove inoperative provisions, including references to Class B common stock and to update other miscellaneous provisions; and
6.To approve an amendment to the Company’s Restated Certificate of Incorporation to reflect Delaware law provisions regarding officer exculpation.

1. Election of Directors

Nominee	For	Withheld	Broker Non-Votes
David Risher	260,786,797	3,359,214	41,487,226
Deborah Hersman	262,965,316	1,180,695	41,487,226
Dave Stephenson	255,311,965	8,834,046	41,487,226

Based on the votes set forth above, each director nominee was duly elected to serve until the 2029 annual meeting of stockholders and until their successor is duly elected and qualified.

2. Ratification of Appointment of Independent Registered Public Accounting Firm

For	Against	Abstain	Broker Non-Votes
304,464,590	780,506	388,141	-

Based on the votes set forth above, the stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

3. Advisory Vote on Compensation of Named Executive Officers

For	Against	Abstain	Broker Non-Votes
244,638,672	18,943,909	563,430	41,487,226

Based on the votes set forth above, the stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers.

4. Advisory Vote on Frequency of Future Stockholder Advisory Votes on Compensation of Named Executive Officers

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
259,208,910	1,559,658	3,107,590	269,853	-

Based on the votes set forth above, the stockholders advised that they were in favor of every one year as the frequency of holding a non-binding advisory vote on named executive officer compensation. Based on the results of the vote, and consistent with the recommendation of the Company’s Board of Directors (the “Board”), the Board has determined to hold a non-binding advisory vote regarding named executive officer compensation every one year until the next required non-binding advisory vote on the frequency of holding future votes regarding named executive officer compensation.

5. Amendment of the Company’s Restated Certificate of Incorporation to Remove Inoperative Provisions, Including References to Class B Common Stock and Update Other Miscellaneous Provisions

For	Against	Abstain	Broker Non-Votes
262,132,351	1,569,766	443,894	41,487,226

Based on the votes set forth above, the stockholders approved the amendment of the Company’s Restated Certificate of Incorporation to remove inoperative provisions, including references to Class B common stock and update other miscellaneous provisions.

6. Amendment to the Company’s Restated Certificate of Incorporation to Reflect Delaware Law Provisions Regarding Officer Exculpation

For	Against	Abstain	Broker Non-Votes
247,358,778	16,363,190	424,043	41,487,226

Based on the votes set forth above, the stockholders approved an amendment to the Company’s Restated Certificate of Incorporation to reflect Delaware law provisions regarding officer exculpation.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Exhibit Description
3.1	Amended and Restated Certificate of Incorporation of Lyft, Inc.
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LYFT, INC.

Date:	June 4, 2026	/s/ Lindsay Llewellyn
Lindsay Llewellyn
Chief Legal Officer, Corporate Secretary